Variable Interest Entities And Preferred Securities Of Subsidiaries	12 Months Ended
Dec. 31, 2011
Variable Interest Entities And Preferred Securities Of Subsidiaries [Abstract]
Variable Interest Entities And Preferred Securities Of Subsidiaries

NOTE 11 VARIABLE INTEREST ENTITIES AND PREFERRED SECURITIES OF SUBSIDIARIES

VARIABLE INTEREST ENTITIES

In connection with the 2006 sale of approximately 5.6 million acres of forestlands, International Paper received installment notes (the Timber Notes) totaling approximately $4.8 billion. The Timber Notes, which do not require principal payments prior to their August 2016 maturity, are supported by irrevocable letters of credit obtained by the buyers of the forestlands.

During 2006, International Paper contributed the Timber Notes to newly formed entities (the Borrower Entities) in exchange for Class A and Class B interests in these entities. Subsequently, International Paper contributed its $200 million Class A interests in the Borrower Entities, along with approximately $400 million of International Paper promissory notes, to other newly formed entities (the Investor Entities, and together with the Borrower Entities, the Entities) in exchange for Class A and Class B interests in these entities, and simultaneously sold its Class A interest in the Investor Entities to a third party investor. As a result, at December 31, 2006, International Paper held Class B interests in the Borrower Entities and Class B interests in the Investor Entities valued at approximately $5.0 billion. International Paper has no obligation to make any further capital contributions to these Entities and did not provide any financial support that was not previously contractually required for the years ended December 31, 2011, 2010 or 2009.

Following the 2006 sale of forestlands and creation of the Entities discussed above, the Timber Notes were used as collateral for borrowings from a third party lender, which effectively monetized the Timber Notes. Certain provisions of the respective loan agreements required any bank issuing letters of credit supporting the Timber Notes to maintain a credit rating above a specified threshold. In the event the credit rating of a letter of credit bank is downgraded below the specified threshold, the letters of credit must be replaced within 60 days by letters of credit from a qualifying institution. The Company, retained to provide management services for the third-party entities that hold the Timber Notes, has, as required by the loan agreements, successfully replaced banks that fell below the specified threshold.

Also during 2006, the Entities acquired approximately $4.8 billion of International Paper debt obligations for cash, resulting in a total of approximately $5.2 billion of International Paper debt obligations held by the Entities at December 31, 2006. The various agreements entered into in connection with these transactions provide that International Paper has, and intends to effect, a legal right to offset its obligation under these debt instruments with its investments in the Entities. Accordingly, for financial reporting purposes, International Paper has offset approximately $5.2 billion of Class B interests in the Entities against $5.2 billion of International Paper debt obligations held by these Entities at December 31, 2011 and 2010. Despite the offset treatment, these remain debt obligations of International Paper. Remaining borrowings of $92 million and $129 million at December 31, 2011 and 2010, respectively, are included in floating rate notes due 2011 – 2017 in the summary of long-term debt in Note 12. Additional debt related to the above transaction of $38 million is included in short-term notes in the summary of long-term debt in Note 12 for both 2011 and 2010.

On February 5, 2010, Moody's Investor Services reduced its credit rating of senior unsecured long-term debt of the Royal Bank of Scotland N.V. (formerly ABN AMRO Bank N.V.), which issued letters of credit that support $1.4 billion of the Timber Notes, below the specified threshold. The letters of credit were successfully replaced with letters of credit from another qualifying institution.

On October 7, 2011, Moody's Investor Services reduced its credit rating of senior unsecured long-term debt of the Royal Bank of Scotland Group Plc, which issued letters of credit that support $1.6 billion of the Timber Notes, below the specified threshold. Letters of credit worth $842 million were successfully replaced with letters of credit from other qualifying institutions. The Company and third party managing member instituted a replacement waiver for the remaining $797 million.

On November 29, 2011, Standard and Poors reduced its credit rating of senior unsecured long-term debt of Lloyds TSB Bank Plc, which issues letters of credit that support $1.2 billion of the Timber Notes, below the specified threshold. The letters of credit were successfully replaced with letters of credit from another qualifying institution.

On January 23, 2012, Standard and Poors reduced its credit rating of senior unsecured long-term debt of Société Générale SA, which issues letters of credit that support $666 million of the Timber Notes, below the specified threshold. The Company expects that the replacement of the letters of credit will be completed within the required 60-day period.

Activity between the Company and the Entities was as follows:

In millions	2011	2010	2009
Revenue (loss) (a)	$49	$42	$112
Expense (a)	79	79	150
Cash receipts (b)	28	32	96
Cash payments (c)	79	82	190

(a)

The net expense related to the Company's interest in the Entities is included in Interest expense, net in the accompanying consolidated statement of operations, as International Paper has and intends to effect its legal right to offset as discussed above.

(b)	The cash receipts are equity distributions from the Entities to International Paper.
(c)	The semi-annual payments include both interest and principal on the associated debt obligations discussed above.

Based on an analysis of the Entities discussed above under guidance that considers the potential magnitude of the variability in the structures and which party has a controlling financial interest, International Paper determined that it is not the primary beneficiary of the Entities, and therefore, should not consolidate its investments in these entities. It was also determined that the source of variability in the structure is the value of the Timber Notes, the assets most significantly impacting the structure's economic performance. The credit quality of the Timber Notes is supported by irrevocable letters of credit obtained by third party buyers which are 100% cash collateralized. International Paper analyzed which party has control over the economic performance of each entity, and concluded International Paper does not have control over significant decisions surrounding the Timber Notes and letters of credit and therefore is not the primary beneficiary. The Company's maximum exposure to loss equals the value of the Timber Notes; however, an analysis performed by the Company concluded the likelihood of this exposure is remote.

International Paper also held variable interests in two financing entities that were used to monetize long-term notes received from the sale of forestlands in 2001 and 2002. International Paper transferred notes (the Monetized Notes, with an original maturity of 10 years from inception) and cash having a value of approximately $1.0 billion to these entities in exchange for preferred interests, and accounted for the transfers as a sale of the notes with no associated gain or loss. In the same period, the entities acquired approximately $1.0 billion of International Paper debt obligations for cash. International Paper has no obligation to make any further capital contributions to these entities and did not provide any financial support that was not previously contractually required during the years ended December 31, 2011, 2010 or 2009.

Activity between the Company and the 2001 financing entities was as follows:

In millions	2011	2010	2009
Revenue (loss) (a)	$1	$(1)	$1
Expense (a)	3	12	13
Cash receipts (b)	0	4	8
Cash payments (c)	3	12	22

(a)

The net expense related to the Company's interest in the 2001 financing entities is included in Interest expense, net in the accompanying consolidated statement of operations, as International Paper has and intends to effect its legal right to offset as discussed above.

(b)	The cash receipts are equity distributions from the 2001 financing entities to International Paper.
(c)	The cash payments include both interest and principal on the associated debt obligations.

The 2001 Monetized Notes of $499 million matured on March 16, 2011. Following their maturity, International Paper purchased the Class A preferred interest in the 2001 financing entities from an external third party for $21 million. As a result of the purchase, effective March 16, 2011, International Paper owned 100% of the 2001 financing entities. Based on an analysis performed by the Company after the purchase, under guidance that considers the potential magnitude of the variability in the structure and which party has a controlling financial interest, International Paper determined that it was the primary beneficiary of the 2001 financing entities and thus consolidated the entities effective March 16, 2011.

Due to the maturity of the 2001 Monetized Notes and consolidation of the 2001 financing entities, Notes payable and current maturities of long-term debt decreased by $21 million in the first quarter of 2011. Deferred tax liabilities associated with the 2001 forestlands sales decreased by $164 million. Effective April 30, 2011, International Paper liquidated its interest in the 2001 financing entities.

The Company retained no interest in the 2001 financing entities at December 31, 2011, but retained a preferred interest in the entities of $542 million at December 31, 2010, which was offset against related debt obligations since International Paper had, and intended to effect, a legal right of offset to net-settle these two amounts. Outstanding debt related to the 2001 financing entities of $2 million is included in short-term notes, and $19 million is included in floating rate notes due 2011 – 2017 in the summary of long-term debt in Note 12 for 2010.

Activity between the Company and the 2002 financing entities was as follows:

In millions	2011	2010	2009
Revenue (loss) (a)	$2	$5	$6
Expense (b)	3	8	11
Cash receipts (c)	192	3	4
Cash payments (d)	244	8	9

(a)	The revenue is included in Equity earnings (losses) in the accompanying consolidated statement of operations.
(b)	The expense is included in Interest expense, net in the accompanying consolidated statement of operations.
(c)	The cash receipts are equity distributions from the 2002 financing entities to International Paper and cash receipts from the maturity of the 2002 Monetized Notes.
(d)	The payments include both interest and principal on the associated debt obligations.

On May 31, 2011, the third-party equity holder of the 2002 financing entities retired its Class A interest in the entities for $51 million. As a result of the retirement, effective May 31, 2011, International Paper owns 100% of the 2002 financing entities. Based on an analysis performed by the Company after the retirement, under guidance that considers the potential magnitude of the variability in the structure and which party has controlling financial interest, International Paper determined that it is the primary beneficiary of the 2002 financing entities and thus consolidated the entities effective May 31, 2011.

Due to the consolidation of the 2002 financing entities, Notes payable and current maturities of long-term debt increased $165 million and Long-term debt decreased $211 million. In addition, Investments decreased $486 million due to the elimination of the Company's variable interest in the 2002 financing entities, while Accounts and notes receivable, net increased $441 million due to the consolidation of the 2002 Monetized Notes.

During the year ended December 31, 2011 approximately $191 million of the 2002 Monetized Notes matured. As a result of the maturities, Accounts and notes receivable, net and Notes payable and current maturities of long-term debt decreased $191 million and Deferred tax liabilities associated with the 2002 forestlands sales decreased $50 million.

Outstanding debt related to the 2002 financing entities of $2 million is included in short-term notes in the summary of long-term debt in Note 12 at December 31, 2010. Additional debt related to these entities of $158 million and $445 million is included in floating rate notes due 2011 – 2017 in the summary of long-term debt in Note 12 at December 31, 2011 and 2010, respectively. The Company retained no investment interest in the 2002 financing entities at December 31, 2011 but retained an interest of $486 million at December 31, 2010, which is included in Investments in the accompanying consolidated balance sheet. The 2002 Monetized Notes of $252 million are included in Accounts and notes receivable, net in the accompanying consolidated balance sheet at December 31, 2011.

The use of the above entities facilitated the monetization of the credit enhanced Timber and Monetized Notes in a cost effective manner by increasing the borrowing capacity and lowering the interest rate while continuing to preserve the tax deferral that resulted from the forestlands installment sales and the offset accounting treatment described above.

PREFERRED SECURITIES OF SUBSIDIARIES

In March 2003, Southeast Timber, Inc. (Southeast Timber), a consolidated subsidiary of International Paper, issued $150 million of preferred securities to a private investor with future dividend payments based on LIBOR. Southeast Timber, which through a subsidiary initially held approximately 1.5 million acres of forestlands in the southern United States, was International Paper's primary vehicle for sales of southern forestlands. As of December 31, 2011, substantially all of these forestlands have been sold. These preferred securities may be put back to International Paper by the private investor upon the occurrence of certain events, and have a liquidation preference that approximates their face amount. The $150 million preferred third-party interest is included in Noncontrolling interests in the accompanying consolidated balance sheet. Distributions paid to the third-party investor were $5 million, $5 million and $6 million in 2011, 2010 and 2009, respectively. The expense related to these preferred securities is shown in Net earnings (loss) attributable to noncontrolling interests in the accompanying consolidated statement of operations.